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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             3DFX INTERACTIVE, INC.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             CALIFORNIA                                 77-0390421
   -------------------------------              -----------------------
(State of incorporation or organization)           (IRS Employer
                                                    Identification No.)


                            4435 Fortran Drive
                           San Jose, California              95134
                   -------------------------------        -----------
              (Address of principal executive offices)     (Zip Code)

                          (408) 935-4400
                      ----------------------
         (Registrant's telephone number, including area code)
















Item 5. Other Events.

In a press release on October 7, 1999, 3dfx Interactive, Inc., a California corporation, announced the resignation of its president and chief executive officer, L. Gregory Ballard. The text of this press release is attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits.
        (c)     Exhibits

                99.1 Press Release dated October 7, 1999.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          3DFX INTERACTIVE, INC.
                                          (Registrant)

                                          /s/ DAVID ZACARIAS
                                          --------------------------------------
                                          David Zacarias
                                          Vice President, Administration and
                                          Chief Financial Officer
                                          (Principal Financial and
                                           Accounting Officer)

Dated: October 11, 1999